                                                                    EXHIBIT 10.1

                             SUBSCRIPTION AGREEMENT
                             ----------------------

          SUBSCRIPTION AGREEMENT, dated as of January 2, 1999, between SYNETIC HEALTHCARE COMMUNICATIONS, INC., a Delaware corporation (the "Company"),
                                                              -------
SYNETIC, INC., a Delaware Corporation ("Synetic"), AVICENNA SYSTEMS CORPORATION,
                                        -------
a Massachusetts Corporation ("Avicenna") a wholly owned subsidiary of Synetic,
                              --------
and CERNER CORPORATION, a Delaware corporation ("Cerner").
                                                 ------

          WHEREAS, the Company was formed to conduct the healthcare communications business previously conducted by Synetic, and certain of its subsidiaries, including Avicenna.

          WHEREAS, subject to certain exclusions, Synetic and Avicenna have contributed to the Company all of the assets and liabilities of the Company Business and the Company has issued to Avicenna 1,000,000 shares of the common stock, par value $.01 per share (the "Common Stock"), of the Company; and
                                      ------------

          WHEREAS, on the Closing Date, on the terms and conditions set forth in this Agreement, Cerner desires to subscribe for and purchase from the Company, and the Company desires to issue and sell to Cerner, an aggregate of 248,439 shares of Common Stock in exchange for Cerner entering into various agreements, as more fully described herein;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          SECTION 1.01.  Certain Defined Terms.  As used in this Agreement, the
                         ---------------------
following terms shall have the following meanings:

          "Affiliate" means, with respect to any specified Person, any other
           ---------
Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

          "Agreement" means this Subscription Agreement, dated as of January 2,
           ---------
1999 and all amendments made hereto in accordance with the provisions hereof.

          "Ancillary Agreements" means the Stockholders' Agreement, the
           --------------------
Marketing Agreement, the Non-Competition Agreement, the License Agreement and the Master Services and Outsourcing Agreement.

          "Assets" means the "Assets" as defined in the Formation Agreement.
           ------

          "Avicenna" has the meaning specified in the recitals to this
           --------
Agreement.

          "Business" has the meaning specified in the recitals to this Agreement
           --------

          "Cerner" has the meaning specified in the preamble to this Agreement.
           ------

          "Cerner Shares" means the 248,439 shares of Common Stock issued to
           -------------
Cerner by the Company in accordance with this Agreement.

          "Closing" has the meaning specified in Section 2.02.
           -------

          "Closing Date" has the meaning specified in Section 2.02.
           ------------

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Common Stock" has the meaning specified in the recitals to this
           ------------
Agreement.

          "Company" has the meaning specified in the preamble to this Agreement.
           -------

          "Company Business" means the provision of "extra-enterprise"
           ----------------
prescription, laboratory and managed care transaction and messaging services (the "Services") that connect physicians with Payers, pharmacies and
      --------
laboratories, which shall include, without limitation, connection to and management of Services with all PBM systems; connection to and management of Services with all Payer systems (including third party payers and direct payers (e.g., employers)); connection to and management of Services with all physicians and other provider systems; connection to and management of Services with healthcare suppliers (e.g., pharmacies, laboratories); connection to and management of Services with consumers; and connection to and management of services with other data switches (e.g., clearing houses); and any mutually agreed to extension or modifications of the foregoing.

          "Formation Agreement" means a formation agreement substantially in the
           -------------------
form of Exhibit F hereto..

          "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of
           -------
1976, as amended.

          "License Agreement" means a license agreement substantially in the
           -----------------
form of Exhibit A hereto.

          "Lien" means any security interest, pledge, mortgage, lien (including,
           ----
without limitation, environmental and tax liens).

          "Marketing Agreement" means a marketing agreement substantially in the
           -------------------
form of Exhibit B hereto.

          "Master Services and Outsourcing Agreement" means a master services
           -----------------------------------------
and outsourcing agreement substantially in the form of Exhibit C hereto.

          "Non-Competition Agreement" means a non-competition agreement
           -------------------------
substantially in the form of Exhibit D hereto.

          "Payer" means any HMO, PBM, indemnity or other health care insurer,
           -----
self-funded health plan, union sponsored plan (including employers), workers compensation entity or other source responsible for the payment of fees and expenses for health care services.

          "PBM" means a pharmacy benefits manager.
           ---

          "Person" means any individual, partnership, firm, corporation,
           ------
association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated by the Commission thereunder.

          "Stockholders Agreement" means a stockholders agreement substantially
           ----------------------
in the form of Exhibit E hereto.

          "Synetic" has the meaning specified in the recitals to this Agreement.
           -------

          "THINC" means The Health Information Network Connection LLC, a New
           -----
York limited liability company.

          "THINC Warrants" means the warrants due to be issued to THINC pursuant
           --------------
to the proposed agreement between THINC and the Company the ("THINC Agreement"),
                                                              ---------------
entitling it to purchase 81,081 shares of Common Stock at an exercise price determined in accordance with the THINC Agreement.

                                   ARTICLE II

                     PURCHASE AND SALE OF THE CERNER SHARES
                     --------------------------------------

          SECTION 2.01.  Commitment to Purchase the Cerner Shares.  (a)  Upon
                         ----------------------------------------
the terms and subject to the conditions set forth in this Agreement, the Company agrees to issue and sell to Cerner, and Cerner, upon the terms and subject to the conditions set forth in this Agreement, agrees to purchase from the Company, the Cerner Shares.

          (b) In consideration for the issuance of the Cerner Shares to Cerner and on the terms and subject to the conditions set forth in this Agreement, Cerner shall, at the Closing, enter into the Ancillary Agreements.

          SECTION 2.02.  Closing.  Upon the terms and subject to the conditions
                         -------
set forth in this Agreement, the sale and purchase provided for in Section 2.01 shall take place at a closing (the "Closing") to be held at the offices of
                                    -------
Shearman & Sterling, 599 Lexington Avenue, New York, New York at 10:00 A.M. New York time on the later of January 2, 1999 or the business day following the satisfaction or waiver of all other conditions to the obligations of the parties set forth in Article VI, or at such other place or at such other time or on such other date as the parties may mutually agree upon in writing (the day on which the Closing takes place being the "Closing Date").
                                   ------------

          SECTION 2.03.  Closing Deliveries by the Company.  (a)  At the
                         ---------------------------------
Closing, the Company shall deliver to Cerner: (i) a certificate or certificates evidencing the Cerner Shares to be purchased by Cerner pursuant to this Agreement in definitive form and registered in such names and in such denominations as Cerner shall request; (ii) an executed counterpart of each of the Ancillary Agreements to which the Company is a party; (iii) a certificate from the Company to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing, with the same force and effect as if made as of the Closing Date, signed by a duly authorized officer; and (iv) a true and complete copy, certified by the Secretary of the Company of the resolutions duly and validly adopted by its Board of Directors of evidencing their authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, together with a certified copy of the Charter and By-laws of the Company.

          (b) At the Closing, Avicenna shall deliver to Cerner: (i) an executed counterpart of each of the Ancillary Agreements to which Avicenna is a party;
(ii) a certificate from Avicenna to the effect that the representations and warranties of Avicenna contained in this Agreement are true and correct as of the Closing, with the same force and effect as if made as of the Closing Date, signed by a duly authorized officer; and (iii) a true and complete copy, certified by the Secretary of Avicenna of the resolutions duly and validly adopted by its Board of Directors of evidencing their authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, together with a certified copy of the Charter and By-laws of Avicenna.

          (c) At the Closing, Synetic shall deliver to Cerner: (i) an executed counterpart of each of the Ancillary Agreements to which Synetic is a party;
(ii) a certificate from Synetic to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing, with the same force and effect as if made as of the Closing Date, signed by a duly authorized officer; and (iii) a true and complete copy, certified by the Secretary of Synetic of the resolutions duly and validly adopted by its Board of Directors of evidencing their authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, together with a certified copy of the Charter and By-laws of Synetic.


          SECTION 2.04.  Closing Deliveries by Cerner.  At the Closing, Cerner
                         ----------------------------
shall deliver to the Company (i) an executed counterpart of each of the Ancillary Agreements to which it is a party and (ii) a certificate to the effect that the representations and warranties of Cerner contained in this Agreement are true and correct as of the Closing, with the same force and effect as if made as of the Closing Date, signed by a duly authorized officer; and (iii) a certified copy of the Charter and By-laws of Cerner.


                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY,
                 ----------------------------------------------
                              SYNETIC AND AVICENNA
                              --------------------

          The Company, Synetic and Avicenna jointly and severally represent and warrant to Cerner as follows:

          SECTION 3.01.  Organization and Authority of the Company.  Each of the
                         -----------------------------------------
Company, Synetic and Avicenna is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, in the case of the Company and Synetic, and the State of Massachusetts, in the case of Avicenna, and has all necessary power and authority to enter into this Agreement and the Ancillary Agreements, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The Company is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, except to the extent that the failure to be so licensed or qualified would not materially and adversely affect the transactions contemplated by this Agreement and the Ancillary Agreements. The execution and delivery of this Agreement and the Ancillary Agreements by the Company,

Synetic and Avicenna, the performance by the Company, Synetic and Avicenna of their respective obligations hereunder and thereunder and the consummation by the Company, Synetic and Avicenna of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of the Company, Synetic and Avicenna. This Agreement has been, and upon their execution the Ancillary Agreements will be, duly executed and delivered by the Company, Synetic and Avicenna, to the extent each of such parties is a party to the Ancillary Agreements, and (assuming due authorization, execution and delivery by the other parties thereto) this Agreement constitutes, and upon their execution the Ancillary Agreements will constitute, legal, valid and binding obligations of the Company, Synetic and Avicenna enforceable against the Company, Synetic and Avicenna in accordance with their respective terms to the extent each of such parties is a party to the Ancillary Agreements.

          SECTION 3.02.  Capital Stock of Company.  The Cerner Shares to be
                         ------------------------
purchased by Cerner pursuant to this Agreement have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable. The issuance of the Cerner Shares is not subject to preemptive or similar rights and, except as contemplated by the Stockholders' Agreement, holders of the Cerner Shares will not be entitled to any preemptive or similar rights. As of the Closing, after giving effect to the issuance of the Cerner Shares, the authorized capital stock of the Company will consist of 10,000,000 shares of Common Stock, of which 1,248,439 shares of Common Stock will be issued and outstanding in total, of which Avicenna will own 1,000,000. The Company will have outstanding no other shares of capital stock and no securities convertible into or exchangeable for, or warrants, options or other rights to acquire from the Company, or other obligations of the Company to issue, directly or indirectly, any shares of capital stock of the Company, other than the THINC Warrants and the right of Cerner to additional Common Stock set out in Section 2.05 of the Stockholders Agreement. Except as set forth above, no shares of capital stock of the Company have been reserved for issuance for any reason and there are no plans or arrangements in existence relating to the issuance of shares of capital stock of the Company.

          SECTION 3.03.  No Conflict.  Assuming that all consents, approvals,
                         -----------
authorizations and other actions described in Section 3.04 have been obtained, the execution, delivery and performance of this Agreement and the Ancillary Agreements by the Company, Synetic and Avicenna do not and will not (a) violate, conflict with or result in the breach of any provision of each of their Certificates of Incorporation or By-laws, (b) conflict with or violate (or cause an event which could materially and adversely effect the transactions contemplated by this Agreement and the Ancillary Agreements as a result of) any law, governmental regulation or governmental order applicable to them or any of their respective assets, properties or businesses or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Lien on any of the assets or properties of any of them pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Company, Synetic and Avicenna is a party or by which any of such respective assets or properties is bound or affected.

          SECTION 3.04.  Governmental Consents and Approvals.  The execution,
                         -----------------------------------
delivery and performance of this Agreement and each Ancillary Agreement by the Company, Synetic and Avicenna, to the extent each of such parties is a party to the Ancillary Agreements do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to, any governmental authority, except the requirements of the HSR Act.

          SECTION 3.05.  Pro Forma Balance Sheet.  Attached hereto as Schedule
                         -----------------------
3.05 is a pro forma balance sheet of the Company as of September 30, 1998, reflecting (i) all of the transactions described in the second "Whereas" clause of this Agreement, (ii) the entering into of the agreement with THINC referred to in Section 2.04 of the Stockholders Agreement, (iii) the THINC Warrants and the transactions contemplated by this Agreement, and (iv) the contribution of $10,000,000 in cash by Synetic and Avicenna to the capital of the Company, all as though they had occurred on the date of such proforma balance sheet. Such pro forma balance sheet has been prepared in accordance with generally accepted accounting principles consistently applied except as set forth in the notes to such pro forma balance sheet. Since September 30, 1998, the Company Business has not incurred any liabilities other than in the ordinary course of business consistent with past practice.

          SECTION 3.06.  Outstanding Equity Securities of Avicenna.  As of the
                         -----------------------------------------
date hereof and as of the date of Closing, there are not, and there will not be, any outstanding shares of capital stock of Avicenna (or any successor by merger or consolidation) or any commitments or obligations to issue any shares of capital stock of Avicenna (or any successor by merger or consolidation) other than those owned beneficially and of record by Synetic.

           SECTION 3.07.  Assets.  The Assets:
                          ------

     (i) constitute substantially all the properties and assets forming a part of, used, held, or intended to be useful in, and all such properties, assets and rights as are necessary in the conduct of, the Company Business, except, in each case, as would not reasonably be expected to materially and adversely affect the Business;

       (ii) represent all of the properties and amounts formerly held by Synetic or Avicenna and useful in connection with the Company Business;

       (iii) have been validly transferred and conveyed by Synetic and Avicenna to the Company such that the Company has all rights in respect of such properties and assets that were formerly held by Synetic and Avicenna (except that certain software licenses may contain restrictions on assignment); and

     (iv) all software and other intellectual property set forth on Schedule
     3.07 is owned by the Company free and clear of all Liens, except as noted on schedule 3.07.

          Section 3.08. Brokers.  No broker, finder or investment banker is
          ---------------------
entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement or the Ancillary Agreements based upon arrangements made by or on behalf of the Company.


                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF CERNER
                    ----------------------------------------

          Cerner represents and warrants to the Company as follows:

          SECTION 4.01.  Organization and Authority of Cerner.  Cerner is a
                         ------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to enter into this Agreement and the Ancillary Agreements, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Cerner is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, except to the extent that the failure to be so licensed or qualified would not materially and adversely effect the transactions contemplated by this Agreement and the Ancillary Agreements. The execution and delivery of this Agreement and the Ancillary Agreements by Cerner, the performance by Cerner of its obligations hereunder and thereunder and the consummation by Cerner of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Cerner. This Agreement has been, and upon their execution the Ancillary Agreements will be, duly executed and delivered by Cerner, and (assuming due authorization, execution and delivery by the other parties thereto) this Agreement constitutes, and upon their execution the Ancillary Agreements will constitute, legal, valid and binding obligations of Cerner enforceable against Cerner in accordance with their respective terms.

          SECTION 4.02.  No Conflict.  Assuming that all consents, approvals,
                         -----------
authorizations and other actions described in Section 4.03 have been obtained, the execution, delivery and performance of this Agreement and the Ancillary Agreements by Cerner do not and will not (a) violate, conflict with or result in the breach of any provision of the Charter or By-laws (or similar organizational documents) of Cerner, (b) conflict with or violate (or cause an event which could materially and adversely effect the transactions contemplated by this Agreement and the Ancillary Agreements as a result of) any law, governmental regulation or governmental order applicable to Cerner or any of its assets, properties or businesses or

(c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Lien on any of the assets or properties of Cerner pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Cerner is a party or by which any of such assets or properties is bound or affected.

          SECTION 4.03.  Governmental Consents and Approvals.  The execution,
                         -----------------------------------
delivery and performance of this Agreement and each Ancillary Agreement by Cerner do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to, any governmental authority, except the requirements of the HSR Act.

          SECTION 4.04.  Private Placement.  (i)  Cerner understands that (A)
                         -----------------
the offering and sale of the Cerner Shares hereunder are intended to be exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and (B) there is no existing public or other market for the Cerner Shares and there can be no assurance that Cerner will be able to sell or dispose of the Cerner Shares.

          (ii) The Cerner Shares are being acquired for Cerner's own account and without a view to the public distribution of the Cerner Shares or any interest therein.

          (iii) Cerner is an "accredited investor" as such term is defined in Regulation D, as amended, under the Securities Act.

          (iv) Cerner is not a broker-dealer subject to Regulation T of the Federal Reserve Board.

          (v) Cerner has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Cerner Shares, and Cerner is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Cerner Shares.

          (vi) Cerner has been given the opportunity to ask questions of, and receive answers from, the Company concerning the Company, the Cerner Shares and other related matters. Cerner further represents and warrants to the Company that the Company has made available to Cerner or its agents all documents and information requested by or on behalf of Cerner relating to an investment in the Cerner Shares, including, without limitation, the risks relating to the Business described in Synetic's Annual Report on Form 10-K for the fiscal year ended June 30, 1998. In evaluating the suitability of an investment in the Cerner Shares, Cerner has not relied upon any representations or other information (whether oral or written) made by or on behalf of the Company other than as contemplated by the two preceding sentences and Article III.

          SECTION 4.05.  Brokers.  No broker, finder or investment banker is
                         -------
entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement or the Ancillary Agreements based upon arrangements made by or on behalf of Cerner.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS
                             ---------------------

          SECTION 5.01.  Further Assurances.   Each of the parties hereto shall
                         ------------------
use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and consummate and make effective the transactions contemplated by this Agreement and the Ancillary Agreements.


                                   ARTICLE VI

                             CONDITIONS TO CLOSING
                             ---------------------

          SECTION 6.01.  Conditions to Obligations of the Company.  The
                         ----------------------------------------
obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

          (a) Representations, Warranties and Covenants.  The representations
              -----------------------------------------
     and warranties of Cerner contained in this Agreement shall have been true and correct when made and shall be true and correct as of the Closing, with the same force and effect as if made as of the Closing Date, other than such representations and warranties as are made as of another date.

          (b) No Prohibition.  The purchase of the Cerner Shares by Cerner shall
              --------------
     not be prohibited by any applicable law, court order or governmental regulation.

          (c) HSR Act.  Any waiting period (and any extension thereof) under the
              -------
     HSR Act, applicable to the formation of the Company or the purchase of the Cerner Shares contemplated hereby or the entering into of the Ancillary Agreements shall have expired or shall have been terminated.

          SECTION 6.02.  Conditions to Obligations of Cerner.  The obligations
                         -----------------------------------
of Cerner to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

          (a) Representations, Warranties and Covenants.  The representations
              -----------------------------------------
     and warranties of the Company, Avicenna and Synetic contained in this Agreement shall have been true and correct when made and shall be true and correct as of the Closing, with the same force and effect as if made as of the Closing Date, other than such representations and warranties as are made as of another date.

          (b) No Prohibition.  The purchase of the Cerner Shares by Cerner shall
              --------------
     not be prohibited by any applicable law, court order or governmental regulation.

          (c) HSR Act.  Any waiting period (and any extension thereof) under the
              -------
     HSR Act, applicable to the formation of the Company and the purchase of the Cerner Shares contemplated hereby or the entering into of the Ancillary Agreements shall have expired or shall have been terminated.


                                 ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

          SECTION 7.01.  Termination.  This Agreement shall terminate on June
                         -----------
30, 1998, if the Closing shall not have occurred by such date.

          SECTION 7.02.  Expenses.  Except as otherwise specified in this
                         --------
Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

          SECTION 7.03.  Notices.  All notices, requests, claims, demands and
                         -------
other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.03):

          (a)  if to the Company:

               c/o Synetic, Inc.
               669 River Drive
               Elmwood Park, NJ   07407
               Telecopy No.: (201) 703-3401
               Attention:  General Counsel

               with a copy to:

               Shearman & Sterling
               599 Lexington Avenue
               New York, New York 10022
               Telecopy No.:  (212) 848-7179
               Attention:  Creighton O'M Condon, Esq.

          (b)  if to Avicenna or Synetic:

               Synetic, Inc.
               669 River Drive
               Elmwood Park, NJ   07407
               Telecopy No.: (201) 703-3401
               Attention:  General Counsel

               with a copy to:

               Shearman & Sterling
               599 Lexington Avenue
               New York, New York 10022
               Telecopy No.:  (212) 848-7179
               Attention:  Creighton O'M Condon, Esq.

          (c)  if to Cerner:

               Cerner Corporation
               2800 Rockcreek Parkway
               Kansas City, Missouri 64117
               Telecopy No.:  (816) 474-1742
               Attention:  President
               with a copy to:

               Cerner Corporation
               2800 Rockcreek Parkway
               Kansas City, Missouri 64117
               Telecopy No.: (816) 474-1742
               Attention: General Counsel

          SECTION 7.04.  Public Announcements.  Except as required by law,
                         --------------------
governmental regulation or by the requirements of any securities exchange on which the securities of a party hereto are listed, no party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the Ancillary Agreements or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other party, and the parties shall cooperate as to the timing and contents of any such press release or public announcement.

          SECTION 7.05.  Headings.  The descriptive headings contained in this
                         --------
Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          SECTION 7.06.  Severability.  If any term or other provision of this
                         ------------
Agreement is invalid, illegal or incapable of being enforced by any law, governmental regulation or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

          SECTION 7.07.  Entire Agreement.  This Agreement constitutes the
                         ----------------
entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, with respect to the subject matter hereof.

          SECTION 7.08.  Assignment.  This Agreement shall not be assigned
                         ----------
without the express written consent of the parties (which consent may be granted or withheld in the sole discretion of any party), except that any party hereto may assign its rights hereunder to an Affiliate of such party; provided,
                                                               --------
however, that any such assignment shall not relieve the assigning party of its
-------
obligations hereunder; provided, further, however, that any party may, without
                       --------  -------  -------
the written consent of any of the other parties, assign and delegate this Agreement and its rights and obligations hereunder in connection with a merger, consolidation or sale of all or substantially all of its assets (which sale shall include the assignment and assumption of all rights and obligations under the Ancillary Agreements).

          SECTION 7.09.  No Third Party Beneficiaries.  This Agreement shall be
                         ----------------------------
binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and successors and nothing herein, express or implied, is intended to or shall confer upon any other person or entity, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          SECTION 7.10.  Amendment.  This Agreement may not be amended or
                         ---------
modified except by an instrument in writing signed by, or on behalf of, each of the parties.

           SECTION 7.11.  Governing Law.  This Agreement shall be governed by
                          -------------
the laws of the State of New York.

          SECTION 7.12.  Counterparts.  This Agreement may be executed in one or
                         ------------
more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          SECTION 7.13.  Specific Performance.  The parties hereto agree that
                         --------------------
irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

          SECTION 7.14.  Waiver of Jury Trial.  Each of the parties hereto
                         --------------------
irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Agreement, the Ancillary Agreements or the transactions contemplated hereby and thereby and for any counterclaim therein.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatory thereunto duly authorized as of the date first above written.


                           SYNETIC HEALTHCARE COMMUNICATIONS, INC.


                                     By /s/ David J. Schlanger
                                        -------------------------------------
                                        Name: David J. Schlanger
                                        Title: Senior Vice President



                                     SYNETIC, INC.


                                     By /s/ David J. Schlanger
                                        -------------------------------------
                                        Name: David J. Schlanger
                                        Title: Senior Vice President


                                     AVICENNA SYSTEMS
                                     CORPORATION


                                     By /s/ David J. Schlanger
                                        -------------------------------------
                                        Name: David J. Schlanger
                                        Title: Senior Vice President


                                     CERNER CORPORATION

                                     By /s/ Robert Dieterle
                                        -------------------------------------
                                        Name: Robert Dieterle
                                        Title: Senior Vice President and
                                               General Management